UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2024

Overseas Shipholding Group, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-06479	13-2637623
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Harbor Place

302 Knights Run Avenue, Suite 1200

Tampa, Florida 33602

(Address of principal executive offices) (Zip Code)

(813) 209 – 0600

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock (par value $0.01 per share)	OSG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On May 19, 2024, Overseas Shipholding Group, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Saltchuk Resources, Inc. (“Saltchuk”) and Seahawk MergeCo., Inc., a wholly owned subsidiary of Saltchuk (“Merger Sub”). Saltchuk is the beneficial owner of 15,203,554, or approximately 21.1%, of the Company’s outstanding shares of Class A common stock, par value $0.01 per share (the “Shares”). The Merger Agreement and the transactions contemplated thereby were unanimously approved by the board of directors of the Company.

The Merger Agreement provides for, among other things, (i) the acquisition by Saltchuk of all of the outstanding Shares not beneficially owned by it by means of a cash tender offer (the “Offer”) by Merger Sub for each outstanding Share for $8.50 per share (the “Offer Price”), without interest, and, (ii) after all Shares tendered into the Offer have been accepted for payment by or on behalf of Merger Sub, the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Saltchuk (the “Surviving Corporation”), pursuant to Section 251(h) of the Delaware General Corporation Law (the “DGCL”). In connection with the Merger, each Share remaining outstanding immediately prior to the effective time of the Merger (the “Effective Time”) (other than those Shares held by the Company in treasury or by Saltchuk, Merger Sub or any other wholly owned subsidiary of Saltchuk (including those Shares tendered into the Offer and accepted for payment), or the Shares held by a holder who (i) is entitled to appraisal rights under Section 262 of the DGCL, (ii) has properly demanded appraisal rights with respect thereto in accordance with Section 262 of the DGCL, (iii) has complied in all respects with Section 262 of the DGCL and (iv) has not validly revoked such demand) will be converted into the right to receive an amount in cash equal to the Offer Price, without interest.

Under the terms of the Merger Agreement, Merger Sub is required to commence the Offer no later than 15 business days after the date of the Merger Agreement. The Offer will expire at one minute after 11:59 p.m., Eastern time, on the 20th business day following the commencement of the Offer, unless extended in accordance with the terms of the Offer and the Merger Agreement and the applicable rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”). Consummation of the Offer will be subject to the satisfaction of certain conditions, including, but not limited to, (i) the number of Shares validly tendered, “received” and not validly withdrawn prior to the expiration of the Offer, together with the Shares owned by Saltchuk, Merger Sub and any of their respective affiliates as of expiration of the Offer, equals at least one Share more than a majority of all issued and outstanding Shares as of the expiration of the Offer, (ii) the accuracy of the representations and warranties of the Company set forth in the Merger Agreement (subject to certain exceptions and qualifications described in the Merger Agreement and except, generally, for inaccuracies that do not constitute a Company Material Adverse Effect (as defined in the Merger Agreement)), (iii) the Company’s performance in all material respects of its obligations under the Merger Agreement, (iv) the absence of any law or order prohibiting or making illegal the acquisition of or payment for the Shares pursuant to the Offer or consummation of the Merger, (v) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (vi) the other conditions set forth in Annex I to the Merger Agreement. The obligations of Saltchuk and Merger Sub to consummate the Offer and the Merger under the Merger Agreement are not subject to a financing condition.

Consummation of the Merger is subject to the following conditions: (i) Merger Sub (or Saltchuk on Merger Sub’s behalf) shall have irrevocably accepted for payment all Shares validly tendered and not validly withdrawn pursuant to the Offer and consummated the Offer and (ii) the absence of any law or order prohibiting or making illegal the consummation of the Merger. The Merger will be effected on the first business day on which these conditions shall have been satisfied.

The Company has made customary representations and warranties in the Merger Agreement and has agreed to customary covenants regarding the operation of the business of the Company and its subsidiaries prior to the Offer Acceptance Time.

The Merger Agreement also includes covenants prohibiting the Company from soliciting alternative acquisition proposals, and subject to certain exceptions, engaging in discussions or negotiations with respect to such proposals.

The Merger Agreement contains certain termination rights for each of the Company and Saltchuk. Upon termination of the Merger Agreement in accordance with its terms, under certain specified circumstances, the Company will be required to pay Saltchuk a termination fee in an amount equal to $19.6 million, including if the Merger Agreement is terminated by the Company to enter into an acquisition agreement providing for a Superior Proposal (as defined in the Merger Agreement) or by Saltchuk due to the board of directors of the Company changing its recommendation to the Company’s stockholders to accept the Offer and tender their Shares to Merger Sub pursuant to the Offer. This termination fee will also be payable if (i) the Merger Agreement is terminated under certain circumstances, and at or prior to such termination, an acquisition proposal has been publicly proposed, announced or made or, in the case of termination of the Merger Agreement by Saltchuk upon a breach of the Merger Agreement by the Company, otherwise provided to the Company’s management, the Company’s board of directors or a committee thereof, and such proposal has not been withdrawn, prior to the Offer Acceptance Time, and (ii) within 12 months of such termination, the Company consummates such proposal or the Company’s board of directors approves, or the Company enters into, a definitive agreement with respect to an acquisition proposal that is subsequently consummated.

If the Merger is effected, the Class A Common Stock will be delisted from the New York Stock Exchange and the Company’s obligations to file periodic reports under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), will terminate and the Company will be privately held.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated by reference herein.

The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Saltchuk, Merger Sub or their respective affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to the Merger Agreement rather than establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be reflected in the Company’s public disclosures.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the execution of the Merger Agreement, each of Samuel H. Norton, Chief Executive Officer and President, Patrick J. O’Halloran, Vice President and Chief Operations Officer, Damon M. Mote, Vice President and Chief Administrative Officer, and Susan Allan, Vice President, General Counsel and Corporate Secretary, entered into a letter agreement with the Company and Saltchuk under which each executive officer agreed, among other things, that the consummation of the Offer and/or the Merger, and any change to such executive officer’s duties and responsibilities that reasonably result from the fact that the Company will, by reason of the Offer and the Merger, cease to be publicly traded, will not, individually or in the aggregate, constitute “Good Reason” under the executive officer’s employment agreement with the Company. In addition, under the letter agreements, Saltchuk agreed to engage in good faith negotiations regarding the terms of a new employment agreement with each executive officer, and the Company agreed to the payment of a transaction bonus to each executive officer. The Company entered into a separate letter agreement with Richard Trueblood, Vice President and Chief Financial Officer, providing for the payment of a transaction bonus to him.

Item 8.01	Other Events.

On May 20, 2024, the Company and Saltchuk issued a joint press release announcing entry into the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Cautionary Notice Regarding Forward-Looking Statements

Statements contained in this communication regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believes,” “estimates,” “expects,” “focused,” “continuing to,” “seeking,” “will” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. These statements include those related to: the ability of the Company and Saltchuk to complete the transactions contemplated by the Merger Agreement, including the parties’ ability to satisfy the conditions to the consummation of the tender offer contemplated thereby and the other conditions set forth in the Merger Agreement, statements about the expected timetable for completing the transactions. Because such statements deal with future events and are based on the Company and Saltchuk’s current expectations, they are subject to various risks and uncertainties and actual results could differ materially from those described in or implied by the statements in this communication. These forward-looking statements are subject to risks and uncertainties, including, without limitation, risks and uncertainties associated with: the timing of the tender offer and the subsequent merger; uncertainties as to how many shares of the Company will be tendered into the tender offer; the risk that competing offers or acquisition proposals will be made; the possibility that various conditions to the consummation of the tender offer and the subsequent merger may not be satisfied or waived; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement and other risks and uncertainties affecting the Company, including those discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the Securities and Exchange Commission (the “SEC”) on March 11, 2024, as amended by a filing with the SEC on March 25, 2024, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings and reports that the Company makes from time to time with the SEC. Except as may be required by law, neither the Company nor Saltchuk assumes any obligation to update these forward-looking statements, which speak only as of the date they are made, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

Additional Information and Where to Find It

The tender offer for the outstanding shares of Class A common stock of the Company referenced in this communication has not yet commenced. This communication is for informational purposes only, is not a recommendation and is neither an offer to purchase nor a solicitation of an offer to sell shares of the Company or any other securities. This communication is also not a substitute for the tender offer materials that Saltchuk will file with the SEC upon commencement of the tender offer. At the time the tender offer is commenced, Saltchuk will file with the SEC a Tender Offer Statement on Schedule TO, and the Company will file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9.

THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE TENDER OFFER STATEMENT (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS), THE SOLICITATION / RECOMMENDATION STATEMENT AND ALL OTHER FILINGS MADE BY THE COMPANY AND SALTCHUK WITH THE SEC IN CONNECTION WITH THE TENDER OFFER WHEN SUCH DOCUMENTS BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE WITH RESPECT TO THE TENDER OFFER.

When filed, the Company’s stockholders and other investors can obtain the Tender Offer Statement, the Solicitation/Recommendation Statement and other filed documents for free at the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by the Company and Saltchuk will be available free of charge under “SEC Filings” on the Investors page of the Company’s website, www.osg.com. In addition, the Company’s stockholders may obtain free copies of the tender offer materials by contacting the information agent for the tender offer that will be named in the Offer to Purchase included in the Tender Offer Statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1†	Agreement and Plan of Merger, dated as of May 19, 2024, by and among Overseas Shipholding Group, Inc., Saltchuk Resources, Inc. and Seahawk MergeCo., Inc.

99.1	Press Release, issued on May 20, 2024.

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

†	Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2024

OVERSEAS SHIPHOLDING GROUP, INC.

By:	/s/ Susan Allan
Name:	Susan Allan
Title:	Vice President, General Counsel and Corporate Secretary